ROCHDALE INVESTMENT TRUST

March 28, 2012

Supplement to Prospectus and Statement of Additional Information
dated April 30, 2011, as amended for the

Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Dividend & Income Portfolio
Rochdale Intermediate Fixed Income Portfolio
Rochdale Fixed Income Opportunities Portfolio

Prospectus and Statement of Additional Information
dated May 3, 2011, as amended for the

Rochdale Emerging Markets Portfolio

Effective immediately, the Board of Trustees of Rochdale Investment Trust (the “Board”) has approved the elimination of all sales charges, including sales charges calculated on purchases and deferred sales charges on redemptions.  All references to such charges in the Prospectuses and Statements of Additional Information are removed.  The redemption fee imposed on the sale of shares purchased within 45 days is not affected by this elimination of sales charges and continues to be enforced.

In addition, the Board has approved a new exemption from the redemption fee for certain transactions.  The first paragraph under the section “How to Sell Shares” on page 52 of the Prospectus dated April 30, 2011 and page 17 of the Prospectus dated May 3, 2011 is deleted and replaced with the following:

You may sell (redeem) your Portfolio shares on any day the Portfolios and the NYSE are open for business through your financial representative.  The Portfolios are intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Portfolios’ investment program and create additional transaction costs that are borne by all shareholders.  Accordingly, you may pay a 2.00% redemption fee if you are redeeming shares that you purchased in the past forty-five (45) days.  This fee is paid to the Portfolios.  The Portfolios impose a redemption fee in order to reduce the transaction costs and tax effects of a short-term investment in the Portfolios.  The redemption fee may not be charged in certain situations, including exchanges among the Portfolios, transactions within a qualified plan, certain rebalancing transactions in retirement accounts or conversion to a Rochdale separately managed account.

Please retain this Supplement with the Prospectus(es) and Statement(s) of Additional Information.